Supplement dated August 4, 2016

To the Prospectus and Statement of Additional Information for the

Prestige Series Flexible Premium Variable Universal Life Policy

Dated May 1, 2003

Issued Through

PRESTIGE VARIABLE LIFE ACCOUNT

By

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

This Supplement amends certain information contained in your Prestige Series Variable Universal Life Policy prospectus. Please read this Supplement carefully and retain it for future reference.

At a meeting held on March 9, 2016, the Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) approved the merger of the NVIT Developing Markets Fund (Class II) (the “Acquired Fund”) into the NVIT Emerging Markets Fund (Class D) (the “Acquiring Fund”), effective at the close of business on or about August 8, 2016 (the “Merger Date”).

Any assets remaining in the Acquired Fund on the Merger Date will be transferred to Acquiring Fund. As of the Merger Date, any allocation or automatic rebalancer allocations to the Acquired Fund will be defaulted to the Acquiring Fund.

Effective as of the Merger Date, all references in the Prospectus to the NVIT Developing Markets Fund (formerly Gartmore NVIT Developing Markets Fund) are hereby deleted and replaced with the NVIT Emerging Markets Fund.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and Statement of Additional Information dated May 1, 2003.

Please read this Supplement carefully and retain it for future reference.